Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO
CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 20, 2026, is by and among BKV UPSTREAM MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), BKV CORPORATION, a Delaware corporation (“Holdings”), each other Credit Party, each of the Lenders party hereto, and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.                 The Borrower, Holdings, the Administrative Agent and the lenders from time to time party thereto (each, a “Lender,” and collectively, the “Lenders”) are party to that certain Credit Agreement, dated as of June 11, 2024 (as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2024, that certain Second Amendment to Credit Agreement dated as of May 6, 2025, that certain Third Amendment to Credit Agreement dated as of September 22, 2025, that certain Fourth Amendment to Credit Agreement dated as of October 27, 2025, that certain Fifth Amendment to Credit Agreement dated as of March 30, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Sixth Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and credit available to and on behalf of the Borrower.

B.                  The Borrower has advised the Administrative Agent and the Lenders that the Borrower has formed BKV Heritage Pkwy, LLC, a Delaware limited liability company (“BKV Heritage”), and BKV Heritage is a Material Subsidiary.

C.                  The Borrower, the Administrative Agent and the Lenders party hereto constituting the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement to, among other things, (i) redetermine and reaffirm the Borrowing Base at $1,000,000,000, (ii) modify certain Net Leverage Ratio thresholds in Sections 9.04 and 9.05 of the Existing Credit Agreement, and (iii) add BKV Heritage as a “Credit Party”, “Guarantor”, and/or “Grantor”, as applicable, under the Credit Agreement and the other Loan Documents, in each case as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Existing Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Existing Credit Agreement as amended by this Amendment.

Section 2. Amendments to Existing Credit Agreement. As of the Sixth Amendment Effective Date, the Existing Credit Agreement is amended as follows:

2.1       Section 1.02 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order as follows:

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of May 20, 2026, by and among the Borrower, Holdings, each other Credit Party party thereto, each of the Lenders party thereto and the Administrative Agent.

“Sixth Amendment Effective Date” means May 20, 2026.

2.2       Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Fee Letters, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any other agreement or document now or hereafter executed by a Credit Party in favor of the Administrative Agent, Collateral Agent and/or one or more Lenders in connection with any of the foregoing, or which has been designated by the Borrower and the Administrative Agent as a “Loan Document”.

2.3       Section 7.14 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:

“Section 7.14 Subsidiaries. As of the Sixth Amendment Effective Date, except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.14, neither Holdings nor the Borrower has any Subsidiaries, and the Borrower has no Foreign Subsidiaries. Schedule 7.14, as so supplemented, correctly identifies each Subsidiary as either “Restricted” or “Unrestricted” as of the Sixth Amendment Effective Date, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary.”

2.4       Section 9.04(a)(iv) of the Existing Credit Agreement is hereby amended as follows:

(a)                Clause (A) of Section 9.04(a)(iv) is amended by replacing the ratio “2.00 to 1.00” therein with the ratio “2.25 to 1.00” in lieu thereof.

(b)                Clause (B) of Section 9.04(a)(iv) is amended by replacing the ratio “1.75 to 1.00” therein with the ratio “2.00 to 1.00” in lieu thereof.

2.5       Section 9.04(b)(i)(D) of the Existing Credit Agreement is hereby amended as follows:

(a)                Clause (1) of Section 9.04(b)(i)(D) is amended by replacing the ratio “2.00 to 1.00” therein with the ratio “2.25 to 1.00” in lieu thereof.

(b)                Clause (2) of Section 9.04(b)(i)(D) is amended by replacing the ratio “1.75 to 1.00” therein with the ratio “2.00 to 1.00” in lieu thereof.

2.6       Section 9.05(g) of the Existing Credit Agreement is hereby amended as follows:

(a)                Clause (i) of Section 9.05(g) is amended by replacing the ratio “2.00 to 1.00” therein with the ratio “2.25 to 1.00” in lieu thereof.

(b)                Clause (ii) of Section 9.05(g) is amended by replacing the ratio “1.75 to 1.00” therein with the ratio “2.00 to 1.00” in lieu thereof.

2.7       Schedule 7.14 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 7.14 attached to this Amendment.

Section 3. Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (the “Sixth Amendment Effective Date”):

3.1       The Administrative Agent shall have executed and received from the Lenders constituting the Required Lenders, the Borrower, each other Credit Party and BKV Heritage counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each Person.

3.2       The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that after giving effect to this Amendment on the Sixth Amendment Effective Date, (a) each representation and warranty set forth in Article VII of the Credit Agreement shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date, (b) since December 31, 2025, there has not been any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, (c) no Default or Event of Default shall have occurred and be continuing and (d) the Borrower and the Restricted Subsidiaries have no indebtedness outstanding other than (i) the Loans and other extensions of credit under the Credit Agreement and (ii) any other Debt permitted by Section 9.02 of the Credit Agreement.

3.3       The Administrative Agent shall have received a certificate of a Responsible Officer of BKV Heritage setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of BKV Heritage to execute, deliver and perform this Amendment and to enter into the transactions contemplated in the Loan Documents and perform its obligations thereunder, (b) the officers of BKV Heritage (i) who are authorized to sign this Amendment and the other Loan Documents to which BKV Heritage is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the other Loan Documents and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, and (d) the bylaws, limited liability company agreements, limited partnership agreements, certificates of formation and certificates of limited partnership, as applicable, of BKV Heritage, certified as being true and correct. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

3.4       The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of BKV Heritage from its state of incorporation or formation and with respect to foreign qualification in any other jurisdiction in which BKV Heritage owns Oil and Gas Properties.

3.5       The Administrative Agent shall have received an opinion of Baker & Hostetler LLP, special counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent and its counsel, addressed to the Administrative Agent, the Lenders and the Issuing Banks.

3.6       [Reserved].

3.7       With respect to BKV Heritage, the Administrative Agent shall have received copies of a supplement to the Guarantee and Collateral Agreement, substantially in the form of Annex 2 to the Guarantee and Collateral Agreement, in order for BKV Heritage to become a Guarantor and Grantor (as defined in the Guarantee and Collateral Agreement) duly executed by BKV Heritage, together with evidence that all other actions, recordings and filings required by the Security Instruments as of the Sixth Amendment Effective Date to (A) create the Liens intended to be created by any Security Instrument and (B) comply with Section 8.13 of the Credit Agreement, in each case shall have been delivered, taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent. All Equity Interests directly owned by Holdings, the Borrower or any Restricted Subsidiary, in each case as of the Sixth Amendment Effective Date after giving effect to the transactions contemplated hereunder, shall have been pledged pursuant to the Guarantee and Collateral Agreement.

3.8       (a) The Administrative Agent and the Lenders shall have received, at least 5 days prior to the Sixth Amendment Effective Date, all documentation and other information about the Credit Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act that has been requested by the Administrative Agent or such Lender in writing at least 10 days prior to the Sixth Amendment Effective Date and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Sixth Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification at least 5 days prior to the Sixth Amendment Effective Date.

3.9       The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the reasonable and documented fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent).

Section 4. Post-Closing Covenant. Within 30 days after the Sixth Amendment Effective Date (or such later date as the Administrative Agent may agree to in its sole discretion), the Administrative Agent shall have received updated certificates of insurance coverage evidencing that the Credit Parties are carrying insurance in accordance with Section 7.12 of the Credit Agreement.

Section 5. Borrowing Base and Elected Commitment Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 above and in reliance upon the representations, warranties, covenants, and agreements contained in this Amendment, (a) the Administrative Agent and the Lenders party hereto hereby reaffirm the Borrowing Base, effective as of the Sixth Amendment Effective Date, to be $1,000,000,000 and (b) the Administrative Agent, the Lenders party hereto and the Borrower hereby agree and acknowledge that such redetermined Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so reaffirmed to be effective upon the Sixth Amendment Effective Date. The Borrowing Base redetermination provided for herein shall be deemed to constitute the Scheduled Redetermination for April 15, 2026, and this Amendment shall constitute the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.

Section 6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:

6.1       Accuracy of Representations and Warranties. The representations and warranties of each Credit Party contained in each Loan Document are true and correct in all material respects on and as of the date hereof except to the extent any such representations and warranties (a) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (b) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects.

6.2       Due Authorization. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement by the Borrower and each other Credit Party of this Amendment are within the Borrower’s and such Credit Party’s corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable, and, if required, action by any holders of its Equity Interests (including, without limitation, any action required to be taken by any class of directors, managers or supervisors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment).

6.3       Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and this Amendment and the Credit Agreement constitute valid and binding obligations of the Borrower and each other Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

6.4       Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.

Section 7. Reaffirmation; No Novation. Each Credit Party (a) consents to this Amendment and the Credit Agreement and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, (b) reaffirms all of its obligations under the Guarantee and Collateral Agreement, the guarantees set out therein and any other guarantees in the Loan Documents to which it is a party, and confirms that the Guarantee and Collateral Agreement and such other guarantees remain in full force and effect on a continuous basis, (c) reaffirms each Lien granted by each Credit Party to the Administrative Agent for the benefit of the Secured Parties, (d) acknowledges and agrees that the agreements, pledges and grants of security interests by the Credit Parties contained in the Credit Agreement and the Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (e) agrees that the Obligations outstanding under the Existing Credit Agreement remain outstanding under the Credit Agreement. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing or guaranteeing the same, which shall remain in full force and effect, except to any extent modified hereby.

Section 8. Miscellaneous.

8.1       Confirmation. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.2       Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

8.3       No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

8.4       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.5       Payment of Expenses; Indemnity. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement. Section 12.03(b) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

8.6       Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.7       Loan Document. On and after the Sixth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

8.8       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.9       JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:	BKV UPSTREAM MIDSTREAM, LLC

	By:	/s/ Christopher P. Kalnin
	Name:	Christopher P. Kalnin
	Title:	Chief Executive Officer

HOLDINGS:	BKV CORPORATION

	By:	/s/ Christopher P. Kalnin
	Name:	Christopher P. Kalnin
	Title:	Chief Executive Officer

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

CREDIT PARTIES:	BKV CHELSEA, LLC BKV BARNETT, LLC BKV OPERATING, LLC BKV MIDSTREAM, LLC BKV NORTH TEXAS, LLC KALNIN VENTURES LLC BKV BARNETT II, LLC BKV MARKETING, LLC BKV HERITAGE PKWY, LLC

	By:	/s/ Christopher P. Kalnin
	Name:	Christopher P. Kalnin
	Title:	Chief Executive Officer

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

BARCLAYS BANK PLC, as a Lender and Issuing Bank

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

KeyBank National Association, as a Lender

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Senior Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sack
Name:	Edward Sack
Title:	Managing Director

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Executive Director

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

TRUIST BANK, as a Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Managing Director

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Standard Chartered Bank, as a Lender

By:	/s/ Jackie Edwards
Name:	Jackie Edwards
Title:	Executive Director, CIB

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

FIRST HORIZON BANK, as a Lender

By:	/s/ W. David McCarver IV
Name:	W. David McCarver IV
Title:	Senior Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Texas Capital Bank, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Executive Director

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

BP ENERGY COMPANY, as a Lender

By:	/s/ William L. Shappley
Name:	William L. Shappley
Title:	Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Ivan Kolembus
Name:	Ivan Kolembus
Title:	Vice President

[Signature Page to Sixth Amendment – BKV Upstream Midstream, LLC]

Schedule 7.14
Subsidiaries

Subsidiary	Restricted/Unrestricted
Athena Land, LLC	N/A
BKV Barnett, LLC	Restricted
BKV Barnett II, LLC	Restricted
BKV-BPP Cotton Cove, LLC	N/A
BKV-BPP Power LLC	N/A
BKV-BPP Ponder Solar, LLC	N/A
BKV-BPP Retail LLC	N/A
BKV Chelsea, LLC	Restricted
BKV dCarbon Barnett Zero, LLC	N/A
BKV dCarbon High West, LLC	N/A
BKV dCarbon Las Tiendas, LLC	N/A
BKV dCarbon Ventures, LLC	N/A
BKV Land Holdings I, LLC	N/A
BKVerde, LLC	N/A
BKVerde Donaldsonville, LLC	N/A
BKVerde Whites Bayou, LLC	N/A
BKV Heritage Pkwy, LLC	Restricted
BKV Marketing, LLC	Restricted
BKV Midstream, LLC	Restricted
BKV North Texas, LLC	Restricted
BKV Operating, LLC	Restricted
High West Sequestration, LLC	N/A
Kalnin Ventures LLC	Restricted
Temple Generation I, LLC	N/A
Temple Generation II, LLC	N/A
Temple Generation Holdings, LLC	N/A
Temple Generation Intermediate Holdings II, LLC	N/A
Temple Generation SF LLC	N/A